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                                               Filed Pursuant to Rule 497(e)
                                               Registration File No.: 333-17217



    SUPPLEMENT DATED AUGUST 1, 2003 TO THE PROSPECTUS DATED MAY 1, 2003 FOR:

    o    EQ ADVISORS TRUST
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This Supplement updates certain information contained in the Prospectus dated
May 1, 2003, of EQ Advisors Trust ("Trust"). You may obtain an additional copy of the Prospectus, free of charge, by writing to the Trust at 1290 Avenue of the Americas, New York, New York 10104. You should read this Supplement in conjunction with the Prospectus and retain it for future reference.


                 INFORMATION REGARDING EQ/MONEY MARKET PORTFOLIO

The information provided below updates information regarding the EQ/Money Market Portfolio and should replace, in its entirety, that located in the last paragraph of the section entitled "Who Manages the Portfolio."


         The Portfolio Managers responsible for the day to day management of the Portfolio are: RAYMOND J. PAPERA and JOHN
         F. CHIODI. Mr. Papera has been responsible for the day to day management of the Portfolio and its predecessor since 1990. Mr. Papera, a Senior Vice President of Alliance Capital, has been associated with Alliance Capital since 1990. Mr. Chiodi, a Vice President and Portfolio Manager of Alliance Capital has been associated with Alliance Capital since 1989.